UNITED STATES
                 SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549

                               FORM 8-K

                             CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                Securities Exchange Act of 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 4, 1998
                                                 (JUNE 4, 1998)

                          BRADLEES INC.
    (Exact Name of Registrant As Specified In Its Charter)

                          MASSACHUSETTS
          (State Or Other Jurisdiction of Incorporation)

 1-11134                               04-3156108
 --------                              -----------
(Commission File Number)        (IRS Employer Identification No.)

     ONE BRADLEES CIRCLE, BRAINTREE MASSACHUSETTS        02184
                                                         -----
     (Address Of Principal Executive Offices)          (Zip Code)

                          (781) 380-3000
                          ---------------
     (Registrant's telephone number, including area code)

                          NOT APPLICABLE
 (Former name or former address,if changed since last report)

                       Exhibit Index on Page 3

                   Page 1 of 6 (Including Exhibit)




Item 5: OTHER EVENTS

Beginning on June 4, 1998, Bradlees, Inc. (the
"Company") will   distribute to its banks and other credit
providers summaries of its financial results for the first quarter (thirteen weeks) ended May 2, 1998, including a comparison to the Company's summary financial plan (the "Plan") for the fiscal year ending January 30, 1999 ("Fiscal 1998") filed on Form 8-K dated February 11, 1998. The Fiscal 1998 first quarter results compared to the Plan are attached hereto as Exhibit 20.

Total sales for the first
quarter ended May 2, 1998 were $17.4 million or 6.3% above
Plan due primarily to the favorable customer response to the merchandising and marketing initiatives begun in 1997. Both softlines and hardlines sales exceeded Plan. Comparable store sales increased 10.0% in the first quarter. EBITDA before restructuring (as defined in the exhibit) was $4.1 million better than Plan due to the above-Plan sales and associated gross margin and favorable selling, store operating, administrative and distribution (SG&A) expenses. The gross margin rate was below Plan in the first quarter due to a slightly lower initial markup and above-Plan promotional markdowns, partially offset by below-Plan clearance markdowns. SG&A expenses were below Plan due principally to favorable home office expenses.

The Company reported a net loss of $24.7 million for this year's first quarter, compared to a planned net loss of $29.3 million and last year's first quarter net loss of $32.0 million.

Unrestricted cash was $1.3 million above Plan at May 2, 1998. Inventories were $6.3 million above Plan. Accounts payable was $26.5 million above Plan and outstanding borrowings under the Company's DIP facility were $13.2 million below Plan. The net cash proceeds ($7.6 million) from the sale of an undeveloped property that was held for sale were placed into restricted cash and cash equivalents.

The Company is distributing the quarterly performance against its Plan (the "Plan Performance Information") to its banks and other credit providers to facilitate their credit analyses. THE PLAN PERFORMANCE INFORMATION SHOULD NOT BE RELIED UPON FOR ANY OTHER PURPOSE and should be read in conjunction with the Company's Form 8-K dated February 11, 1998, Form 10-Q for the first quarter ended May 2, 1998, and Form 10-K for the fiscal year ended January 31, 1998 (fiscal 1997). The Plan Performance Information is being reported publicly solely because it is being distributed to a large number of the Company's vendors for purposes of their credit analyses. Although the Company is publicly disclosing the Plan Performance Information, the Company does not believe it is obligated to provide such information indefinitely, and the Company may cease making such disclosures and updates at any time. The Plan Performance Information was not examined, reviewed or compiled by the Company's independent public accountants. The Company is not obligated to update the Plan Performance Information to reflect subsequent events or developments. The Plan Performance Information is subject to future adjustments, if any, that could materially affect such information.

Item 7: FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
        EXHIBITS

       Exhibit:  20    Summary Financial Results for the 13
                       Weeks Ended May 2, 1998.



                                    2




                     INDEX TO EXHIBITS

EXHIBIT NO.              EXHIBIT                         PAGE NO.

    20              Summary Financial Results for the
                    13 Weeks Ended May 2, 1998.              4




                                     3



                             BRADLEES, INC.                     Exhibit 20
                     FIRST QUARTER RESULTS VS. PLAN             Page 1 of 2
                              (Unaudited)
                             (In Millions)

                                         First Quarter 1998
                                       Actual  Plan*  Last Year
                                       ------  ------ ---------
INCOME SUMMARY:
  Owned Sales                          $282.4  $265.2  $265.8
  Food Service Sales                      1.5     1.5     1.5
  Leased Department Sales                 9.4     9.2     9.5
                                        -----   -----   -----
  Total Sales                           293.3   275.9   276.8

  Gross Margin $                         79.7    76.2    79.7

  Gross Margin % (based on owned sales)  28.2%   28.8%   30.0%

  SG&A Expenses                         (92.5)  (93.2)  (98.3)

  Other Income                            2.8     2.6     2.3
  Gain (loss) on Dispos. of Properties   (0.3)      -     0.1
                                        ------  ------  ------
  EBITDA before Restructuring           (10.3)  (14.4)  (16.2)
                                        ------  ------  ------

  Cash Impact from Restructuring         (2.1)   (1.6)   (1.6)
                                        ------  ------  ------
  EBITDA after Restructuring            (12.4)  (16.0)  (17.8)
                                        ------  ------  ------

  Add back Cash Impact from Restruct.     2.1     1.6     1.6
  Less Gain on Disp. of Prop.
   (included in Reorg. Items)               -       -    (0.1)
  Depreciation & Amortization Expense    (8.6)   (9.0)   (9.3)
  Interest and Debt Expense              (3.7)   (3.8)   (3.6)
  Reorganization Items                   (2.1)   (2.1)   (2.8)
                                         -----  ------  ------
  Net Loss                             ($24.7) ($29.3) ($32.0)
                                        ======  ======  ======

BALANCE SHEET SUMMARY:
                                       Balance at End of Period
                                       ------------------------
  Unrestricted Cash and Cash Equiv.     $10.3    $9.0   $12.2
  Restricted Cash and Cash Equivalents   24.5    16.9     9.2
  Inventories                           261.0   254.7   254.6
  Other Current Assets                   22.3    26.8    28.1
                                        -----   -----   -----
  Total Current Assets                  318.1   307.4   304.1
  Net Fixed Assets                      145.7   146.0   160.1
  Long Term Assets                      145.7   151.2   158.6
                                        -----   -----   -----
  Total Assets                         $609.5  $604.6  $622.8
                                       ======  ======  ======

  Accounts Payable                     $141.1  $114.6  $133.2
  Short-Term Debt (DIP Facility)        116.1   129.3    80.5
  Other Current Liabilities              31.4    37.8    51.9
                                        -----   -----   -----
  Total Current Liabilities             288.6   281.7   265.6
  Long-Term Debt                         26.8    26.8    32.6
  Other Long-Term Liabilities            43.8    49.8    51.8

  Liabilities Subject to Settlement     560.9   561.1   568.0

  Paid-In-Capital                       137.1   137.3   137.3
  Accumulated Deficit                  (447.7) (452.1) (432.5)
                                        -----   -----   -----
  Total Stockholders' Deficiency       (310.6) (314.8) (295.2)
                                        -----   -----   -----
  Total Liabilities and
   Stockholders' Deficiency            $609.5  $604.6  $622.8
                                       ======  ======  ======

  NOTE: EBITDA before restructuring is
earnings (loss) before interest and debt expense, income taxes, non-cash restructuring and non-recurring items, asset impairment charge, reorganization and extraordinary items, and depreciation and amortization expense. At the time cash is received or expended for restructuring and non-recurring items, the cash amount is included in the calculation of EBITDA after restructuring.

   * Plan amounts are from the Form 8-K dated
February 11, 1998 with reclassifications between other current and long-term liabilities to be consistent with this year's actual presentation.


                                      4


                                                      Exhibit 20
                                                      Page 2 of 2

                        BRADLEES, INC.
                 FIRST QUARTER RESULTS VS. PLAN
                         (Unaudited)
                        (In Millions)

                                      First Quarter 1998
                                      Actual      Plan*
                                      ------      -----
CASH FLOW SUMMARY:

Beginning Unrestricted
Cash & Cash Equivalents                $10.9       $9.5
Cash Provided by (Used
 in) Operations:
 Net Loss                              (24.7)     (29.3)
 Depreciation & Amort. Expense           8.6        9.0
 Amort. of Deferred Financing Costs      0.4        0.4
Changes in Working
Capital:
 Inventory Increase                    (22.3)     (18.4)
 Accounts Payable Increase              16.7        9.4
 All Other**                            (8.3)      (4.2)
                                       ------     ------
Net Cash Used in Operations            (29.6)     (33.1)
                                       ------     ------
Investing Activities:
 Capital Spending                       (1.6)      (5.0)
 Incr. in Rest. Cash and Cash Equiv.    (7.8)      (0.1)

Financing Activities:
 Payments of Capital Leases and
  Deferred Financing Costs              (0.3)      (0.5)
 Proceeds from Sales of Properties       7.8          -
 Pymts. of Liab. Subject to Settl.      (1.0)      (1.0)
 Net Borrowings under the DIP Facility  31.9       39.2
                                        ----       ----
Total Financing Activities              38.4       37.7
                                        ----       ----
Decrease in Unrestricted Cash and
 Cash Equivalents                       (0.6)      (0.5)
                                        ----       ----

Ending Unrest. Cash and Cash Equiv.    $10.3       $9.0
                                       =====      =====


*  Plan amounts are from the Form 8-K dated February 11, 1998.
** Includes cash outlays associated with reorganization items.


                                    5



                          BRADLEES, INC.
                        AND SUBSIDIARIES

                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   BRADLEES, INC.

Date:  June 4, 1998                By  /s/ PETER THORNER
                                   Peter Thorner Chairman and
                                   Chief Executive Officer

Date:  June 4, 1998                By  /s/ CORNELIUS F. MOSES III
                                   Cornelius F. Moses III
                                   Senior Vice President,
                                   Chief Financial Officer

                                 6